Exhibit 32

SECTION 1350 CERTIFICATION OF THE

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Each of John W. Bordelon, President and Chief Executive Officer and Joseph B. Zanco, Executive Vice President and Chief Financial Officer of Home Bancorp, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Sections 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 15, 2013	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

Date:	March 15, 2013	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
Executive Vice President and Chief Financial Officer

Note:	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Home Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.